                       Securities and Exchange Commission

                            Washington, D.C.  20549


                            ________________________

                                    Form 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 18, 1998

                              At Home Corporation
         -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                   Delaware
           --------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             000-22697                                 77-0408542
         -------------------                        -----------------
          (Commission                                 (IRS Employer
          File Number)                                Identification No.)

               425 Broadway, Redwood City, California      94063
    ----------------------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                                (650) 569-5000
      ------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                Not Applicable
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

          On December 18, 1998, At Home Corporation (the "Company") issued a press release announcing its intention to raise approximately $200 million (excluding the proceeds of any over-allotment option) through a private offering of convertible subordinated debentures within the United States to qualified institutional buyers. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

          On December 28, 1998, the Company closed the private offering and issued $437,000,000 principal amount of Convertible Subordinated Debentures due 2018 (the "Debentures"). The issue price of each Debenture was $524.64 (52.464% of principal amount at maturity), and the Company raised approximately $222.0 million of net proceeds from the offering. Each Debenture is convertible at the option of the holder at any time or prior to maturity, unless redeemed or otherwise purchased into 6.55 shares of the Company's Series A Common Stock.

          The Debentures mature on December 28, 2018. Interest on the Debentures at the rate of .5246% per annum on the principal amount due at maturity is payable semiannually in arrears on June 28 and December 28 of each year, commencing June 28, 1999. This rate of cash interest and accrual of original issue discount on the Debentures represent a yield to maturity of 4% per annum (computed on a semiannual bond equivalent basis) calculated from December 28, 1998.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits

          Exhibit Number            Exhibit
          --------------            -------

          99.1                      Press Release, dated December 18, 1998, of
                                    At Home Corporation

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AT HOME CORPORATION


                                          /s/ Kenneth A. Goldman
Date:  January 21, 1999               By:__________________________________
                                         Kenneth A. Goldman,
                                         Senior Vice President and
                                         Chief Financial Officer

                               INDEX TO EXHIBITS




Exhibit Number                 Exhibit
--------------                 -------
99.1                           Press Release, dated December 18, 1998, of At
                               Home Corporation